UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Securityholders

As previously disclosed in the definitive proxy statement filed on April 19, 2017 with the Securities and Exchange Commission relating to the 2017 annual meeting of stockholders (the “Proxy Statement”) of Williams-Sonoma, Inc. (the “Company”), the Company proposed that its stockholders approve the amendment and restatement of the Company’s bylaws (the “Bylaws”) to permit eligible stockholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access. On May 31, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders approved the amendment and restatement of the Bylaws. Accordingly, the Company’s Bylaws have been amended to permit eligible stockholders to nominate candidates for election to the Company’s Board of Directors in accordance with procedures providing for proxy access, effective as of May 31, 2017.

The proxy access Bylaw may be used by an eligible stockholder, or a group of up to 20 eligible stockholders, who has continuously owned at least 3% or more of the Company’s stock for 3 years before, and including the day of, submitting a nomination notice, and who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting. The Bylaw provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 20% of the total number of directors who are members of the Company’s Board as of the last day on which a nomination notice may be submitted, rounded down to the nearest whole number, or (ii) 2 directors. The amendments to the Bylaws are more fully described in Proposal 5 – Amendment and Restatement of Bylaws to Provide for Proxy Access in the Proxy Statement.

Item 5.03. Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of Williams-Sonoma, Inc. effective as of May 31, 2017 are attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 31, 2017. At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote

Laura J. Alber	73,591,405	161,479	196,301	8,415,879

Adrian D.P. Bellamy	72,659,410	1,134,633	155,142	8,415,879

Rose Marie Bravo	72,958,228	839,043	151,914	8,415,879

Anthony A. Greener	72,854,581	937,921	156,683	8,415,879

Grace Puma	73,642,611	77,836	228,738	8,415,879

Christiana Smith Shi	73,640,906	80,961	227,318	8,415,879

Sabrina Simmons	73,718,264	80,725	150,196	8,415,879

Jerry D. Stritzke	73,715,434	79,952	153,799	8,415,879

Frits van Paasschen	73,633,053	85,220	230,912	8,415,879

All director nominees were duly elected.

Proposal 2: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
61,856,196	11,849,679	243,310	8,415,879

Proposal 2 was approved, on a non-binding advisory basis.

Proposal 3: Advisory vote on the frequency of holding an advisory vote to approve executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
66,090,848	131,639	7,518,294	208,404	8,415,879

Based on the votes set forth above, the stockholders recommended holding an advisory vote on the overall compensation of the Company’s named executive officers every year. In accordance with the stockholders’ recommendation, the Company has determined that an advisory vote on the overall compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote on the overall compensation of the named executive officers of the Company.

Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2018:

For	Against	Abstain
81,529,218	697,032	138,814

Proposal 4 was approved.

Proposal 5: The amendment and restatement of the company’s bylaws to provide for proxy access:

For	Against	Abstain	Broker Non-Vote
73,288,151	447,145	213,889	8,415,879

Proposal 5 was approved.

Proposal 6: A stockholder proposal regarding proxy access:

For	Against	Abstain	Broker Non-Vote
13,846,514	57,621,330	2,481,341	8,415,879

Proposal 6 was not approved.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc., effective May 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 2, 2017	By:	/s/ Julie P. Whalen Julie P. Whalen Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc., effective May 31, 2017

5